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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          IMH COMMERCIAL HOLDINGS, INC.
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               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                         IMH COMMERCIAL HOLDINGS, INC.
                              20371 IRVINE AVENUE
                      SANTA ANA HEIGHTS, CALIFORNIA 92707

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     A Special Meeting of Stockholders of IMH COMMERCIAL HOLDINGS, INC., a Maryland corporation (the "Company"), will be held at the offices of the Company at 20371 Irvine Avenue, Santa Ana Heights, California 92707, on January 27, 1998, at 9:00 a.m., Pacific Standard Time. Only stockholders of record at the close of the business on December 24, 1997, (the "Record Date") will be entitled to vote.

     The Special Meeting of the Stockholders of the Company is being held for the following purposes:

     1. To approve an amendment to the Charter changing the corporate name from "IMH Commercial Holdings, Inc." to "Impac Commercial Holdings, Inc."

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Your proxy is enclosed. You are cordially invited to attend the meeting, but if you do not expect to attend, or if you plan to attend, but desire the proxy holders to vote your shares, please date and sign your proxy and return it in the enclosed postage paid envelope. The giving of this proxy will not affect your right to vote in person in the event you find it convenient to attend. Please return the proxy promptly to avoid the expense of additional proxy solicitation.

Dated:  December 29, 1997


                                         For the Board of Directors



                                         Richard J. Johnson, Secretary

                                      ICH
                         IMH COMMERCIAL HOLDINGS, INC.
                         -----------------------------
                                _______________

                                PROXY STATEMENT
                                _______________

                         FOR SPECIAL MEETING TO BE HELD
             JANUARY 27, 1998, AT 9:00 A.M., PACIFIC STANDARD TIME


     A Special Meeting of Stockholders of IMH Commercial Holdings, Inc. (the "Company") will be held on January 27, 1998 at 9:00 a.m., Pacific Standard Time at the offices of the Company at 20371 Irvine Avenue, Santa Ana Heights, California 92707 (the "Meeting"). The approximate mailing date for this proxy statement and the enclosed proxy is December 29, 1997. If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares represented by the proxy will be voted for the adoption of the amendment to the Charter changing the corporate name from "IMH Commercial Holdings, Inc." to "Impac Commercial Holdings, Inc." Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by giving another proxy bearing a later date, or by attending and voting in person at the Meeting.

     The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made by mail. In addition, the officers and regularly engaged employees of the Company may, in a limited number of instances, solicit proxies personally or by telephone. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of Common Stock of the Company.

     Holders of Common Stock of record at the close of business on December 24, 1997 will be entitled to vote at the Meeting. There were 7,344,789 shares of voting Common Stock, $.01 par value per share, outstanding at that date. Each share is entitled to one vote and a majority of the shares of Common Stock outstanding is necessary to constitute a quorum for the Meeting. For purposes of the Meeting, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. The affirmative vote of a majority of all shares of Common Stock outstanding is necessary for the approval of any matter which may properly come before the meeting.

                         PROPOSAL TO AMEND THE CHARTER
                          TO CHANGE THE CORPORATE NAME

     THE BOARD BELIEVES THAT THE PROPOSAL TO AMEND THE COMPANY'S CHARTER TO CHANGE THE CORPORATE NAME IS IN THE BEST INTEREST OF THE COMPANY AND RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL. PROXIES RECEIVED BY THE BOARD WILL BE SO
       ---
VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARD.

PROPOSED AMENDMENT

     The Company's Board has adopted, and is recommending to the stockholders for their approval at the Special Meeting, a resolution to amend Article II of the Company's Charter to change the corporate name. The relevant portion of the text of the Board's resolution is as follows:

          RESOLVED: That, pursuant to Section 2-604(b)(1) of the MGCL, it is advisable and in the best interests of the Corporation that the charter of the Corporation be amended by deleting Article II of the charter of the Corporation in its entirety and substituting in lieu thereof a new Article II as set forth below:

                                   Article II

     The name of the Corporation (the "Corporation") is: Impac Commercial Holdings, Inc.

     In the judgment of the Board of Directors, the change of corporate name is desirable in order to avoid confusion with the name of "Imperial Credit Industries, Inc."

     If the proposed name change is adopted, it is the intent of the Company to use the new name in its communications with stockholders and the investment and business community.

     If the amendment is adopted, stockholders will not be required to exchange outstanding stock certificates for new certificates. The affirmative vote of a majority of the outstanding shares of Common Stock of the Company will be necessary to approve the above amendment to the Charter.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's voting Common Stock as of December 24, 1997 by (1) each person known to the Company to beneficially own more than five percent of the Company's Common Stock, (2) each Director, (3) the Company's executive officers, and (4) all Directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to the knowledge of the Company, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                                    NUMBER OF
                                                                     SHARES
                                                                  BENEFICIALLY    PERCENTAGE OF SHARES
NAME AND BENEFICIAL OWNER                                            OWNED         BENEFICIALLY OWNED
-------------------------                                         ------------    --------------------
Imperial Credit Mortgage Holdings, Inc. ("IMH")(1)(2)                   719,789          9.8%
Joseph R. Tomkinson(2)                                                  101,800            *
William S. Ashmore(2)                                                    82,800            *
Richard J. Johnson(2)                                                    66,185            *
William D. Endresen(2)                                                   12,000            *
Mary C. Glass-Schannault(2)                                              12,100            *
James Walsh(2)                                                           12,000            *
Frank P. Filipps(2)                                                      12,000            *
Stephan R. Peers(2)                                                      13,500            *
Timothy R. Busch                                                          ----
Thomas J. Poletti(2)                                                     12,000            *
All directors and executive officers as a group (10 persons)            324,385          4.4%

______________
* less than 1%

(1) Excludes 674,211 shares of the Company's Class A Stock owned by IMH and the 674,211 shares of the Company's Common Stock into which the Class A Stock is convertible.

(2) Can be reached at the address of the Company, 20371 Irvine Avenue, Santa Ana Heights, California 92707.

                                 OTHER BUSINESS

     The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matter shall properly come before the meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have discretionary authority to vote all proxies in accordance with their best judgment.

                                    By Order of the Board of Directors


                                    Richard J. Johnson, Secretary

Dated: December 29, 1997
Santa Ana Heights, California

                         IMH COMMERCIAL HOLDINGS, INC.

         PROXY FOR SPECIAL MEETING OF STOCKHOLDERS ON JANUARY 27, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Joseph R. Tomkinson and Richard J. Johnson, or either of them, each with full power of substitution, as proxies of the undersigned to attend the Special Meeting of Stockholders of IMH Commercial Holdings, Inc., at the offices of the Company at 20371 Irvine Avenue, Santa Ana Heights, California 92707, on the 27th day, January, 1998, at 9:00 a.m., Pacific Standard Time, and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

     THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS AS MAY BE GIVEN ON THE REVERSE SIDE OF THIS PROXY CARD. IT IS UNDERSTOOD, HOWEVER, THAT THE PROXY WILL BE VOTED FOR THE ADOPTION OF THE AMENDMENT TO THE CHARTER CHANGING THE CORPORATE NAME FROM "IMH COMMERCIAL HOLDINGS, INC." TO "IMPAC COMMERCIAL HOLDINGS, INC." THE SPACES FOR YOUR VOTES AND SIGNATURE ARE SET FORTH ON THE REVERSE SIDE. PLEASE VOTE, SIGN AND RETURN PROMPTLY.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
                                                                     -----------
                                                                        SIDE
                                                                        ----

PLEASE MARK

[X] VOTES AS IN
    THIS EXAMPLE

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

      1.  AMENDMENT TO CHARTER CHANGING CORPORATE NAME.

      FOR       AGAINST      ABSTAIN
      [_]         [_]          [_]

      2. IN THEIR DISCRETION, UPON ANY AND ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR
          POSTPONEMENT THEREOF.

       MARK HERE                             MARK HERE
      FOR ADDRESS                            IF YOU PLAN
      CHANGE AND                             TO ATTEND
      NOTE AT LEFT                          THE MEETING
          [_]                                    [_]

      NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS. JOINT OWNERS SHOULD EACH SIGN. TRUSTEES, EXECUTORS, ETC. SHOULD INDICATE CAPACITY IN WHICH THEY ARE SIGNING.